UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 26, 2022
The Ensign Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-33757	33-0861263

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

29222 Rancho Viejo Road, Suite 127,
San Juan Capistrano,	CA	92675

(Address of principal executive offices)		(Zip Code)
Registrant's telephone number, including area code: (949) 487-9500
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	ENSG	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

The 2022 Annual Meeting of Stockholders (the “Annual Meeting”) of The Ensign Group, Inc. (the “Company”) was held on May 26, 2022. The number of issued and outstanding shares of the Company’s common stock entitled to vote at the Annual Meeting was 55,308,078. These shares were issued and outstanding as of March 31, 2022, which was the record date for the Annual Meeting. There were present at the Annual Meeting, either in person or by proxy, 52,072,297 shares of the Company’s common stock. The matters voted upon at the Annual Meeting and the results of the votes were as follows:

1.The four nominees named below were elected to serve as Class I and III directors of the board of directors, to serve until the 2023 and 2025 Annual Meeting, until a successor is elected and qualified, and the voting rights were as follows:

	Votes	Votes
Nominee	For	Against	Abstain(a)

Class I director elected for a one-year term
Suzanne D. Snapper	42,704,951	5,640,161	13,147
Class III directors elected for a three-year term
Lee A. Daniels	46,371,536	1,965,009	21,714
Ann S. Blouin	45,686,448	2,657,278	14,533
Barry R. Port	46,852,088	1,492,525	13,646

2. The selection of Deloitte & Touche LLP as our independent registered public accounting firm for the year ending December 31, 2022 was ratified, and the voting results were as follows:

Votes For	Votes Against	Abstentions(b)
50,081,592	1,975,328	15,377

3. The compensation paid to the company's named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion, was approved on an advisory basis, and the voting results were as follows:

Votes For	Votes Against	Abstentions(b)
46,280,411	2,056,267	21,581
4. The 2022 Omnibus Incentive Plan was approved, and the voting rights were as follows:

Votes For	Votes Against	Abstentions(b)
46,089,803	2,308,252	20,204

(a)The number of Broker non-votes was 3,714,038. Abstentions and broker non-votes are not counted as a vote caste either “For” or “Against” each nominee’s election.
(b)Abstentions were counted as shares entitled to vote and had the same effect as votes against the proposal. Broker non-votes were treated as not entitled to vote for purposes of determining approval of this proposal.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE ENSIGN GROUP, INC.

Dated: May 31, 2022	/s/ Chad A. Keetch
Chad A. Keetch
Chief Investment Officer